SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 25, 2007
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

(Exact name of Registrant as specified in its charter)

Delaware	333-130795	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 SECOND AVENUE, WMC 3501A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 500-4418

1201 THIRD AVENUE, WMT 1706A SEATTLE, WASHINGTON 98101
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Registrant elects to disclose in this Form 8-K pursuant to Regulation FD the information below concerning securitizations with remittance shortfalls on the September 25, 2007 distribution date.  The Servicer in each of the following securitizations remitted the shortfall amount on October 1, 2007 to the applicable Trustees as required by the applicable pooling and servicing agreements.

SECURITIZATION	REMITTANCE SHORTFALL
Long Beach Mortgage Loan Trust 2000 LB1	($377,062.00)
Long Beach Mortgage Loan Trust 2000-1	($371,488.27)
Long Beach Mortgage Loan Trust 2001-4	($192,572.40)
Long Beach Mortgage Loan Trust 2002-1	($64,904.57)
Long Beach Mortgage Loan Trust 2002-2	($381,481.12)
Long Beach Mortgage Loan Trust 2002-5	($60,982.57)
Long Beach Mortgage Loan Trust 2003-1	($108,963.00)
Long Beach Mortgage Loan Trust 2003-2	($66,149.94)
Long Beach Mortgage Loan Trust 2003-3	($330,164.73)
Long Beach Mortgage Loan Trust 2003-4	($191,416.30)
Long Beach Mortgage Loan Trust 2003-6	($818,054.99)
Long Beach Mortgage Loan Trust 2004-2	($304,974.97)
Long Beach Mortgage Loan Trust 2004-4	($1,626,584.13)
Long Beach Mortgage Loan Trust 2004-5	($160,082.70)
Long Beach Mortgage Loan Trust 2005-1	($1,322,097.27)
Long Beach Mortgage Loan Trust 2005-2	($203,943.56)
Long Beach Mortgage Loan Trust 2005-3	($1,391,519.56)
Long Beach Mortgage Loan Trust 2005-WL2	($1,249,855.93)
Long Beach Mortgage Loan Trust 2005-WL3	($1,347,307.22)
Long Beach Mortgage Loan Trust 2006-1	($1,041,302.60)
Long Beach Mortgage Loan Trust 2006-2	($1,489,068.33)
Long Beach Mortgage Loan Trust 2006-3	($1,475,168.24)
Long Beach Mortgage Loan Trust 2006-4	($1,170,656.58)
Long Beach Mortgage Loan Trust 2006-5	($1,165,525.87)
Long Beach Mortgage Loan Trust 2006-6	($475,479.52)
Long Beach Mortgage Loan Trust 2006-7	($265,612.44)
Long Beach Mortgage Loan Trust 2006-9	($251,988.00)
Long Beach Mortgage Loan Trust 2006-11	($38,523.95)
Long Beach Mortgage Loan Trust 2006-WL1	($270,957.94)
Long Beach Mortgage Loan Trust 2006-WL2	($140,948.30)
Long Beach Mortgage Loan Trust 2006-WL3	($1,563,438.54)
WaMu Asset-Backed Certificates WaMu Series 2007-HE1	($345,944.00)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: October 2, 2007	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)